Number                                                                   Shares

AI                                                             See reverse for
                                                             certain definitions

Incorporated under the laws
of the State of Delaware

                             Alliance Imaging, Inc.


                                                               CUSIP 018606 20 2
This certifies that


is the owner of

fully paid and non-assessable shares, $.01 par value, of the common stock of ALLIANCE IMAGING, INC.
transferable on the books of the Company by the holder hereof, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
IN WITNESS WHEREOF, said Company has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile Seal of the Company.

Dated:

/s/  Russell D. Phillips, Jr.                                 Richard N. Zehner
Secretary                                  Chairman and Chief Executive Officer

                                                            Authorized Signature

                                                           [Seal of the Company]
                                                   Countersigned and Registered:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                 By Transfer Agent and Registrar

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   -- as tenants in common                              UNIF GIFT MIN ACT- ________ Custodian___________
                                                                               (Cust)            (Minor)
TEN ENT   -- as tenants by the entireties                                      Under Uniform Gifts to Minors
JT TEN    -- as joint tenants with rights of survivorship                            Act_____________
             and not as tenants in common                                                   (State)
COM PROP  -- as community property                             UNIF TRF MIN ACT - _________ Custodian (until age______)
                                                                                  _________ Under Unifiorm Transfers
                                                                                   (Minor)
                                                                                  to Minors Act ______________
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.
             ______________________________________________________

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

                                Signatures(s):_________________________________

                                _______________________________________________
                                NOTICE: THE SIGNATURES TO THIS AGREEMENT
                                MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER